EXHIBIT 99.3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re	Chapter 11

MOTORS LIQUIDATION COMPANY, et al.,	Case No. 09-50026 (REG)
f/k/a General Motors Corp., et al.

Debtors.	(Jointly Administered)

CONSENT DECREE AND SETTLEMENT AGREEMENT BETWEEN
THE DEBTORS, THE UNITED STATES OF AMERICA,
AND THE STATE OF INDIANA

I.  BACKGROUND
WHEREAS, Motors Liquidation Company (f/k/a General Motors Corp. (“GM”)) (“MLC”), a Delaware corporation, and certain of its affiliates commenced these chapter 11 cases by filing with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) on June 1, 2009, and on October 9, 2009, Remediation and Liability Management Company (“REALM”) and Environmental Corporate Remediation Company, Inc. (“ENCORE”) commenced these chapter 11 cases by filing with the Bankruptcy Court voluntary petitions for relief under the Bankruptcy Code, which cases have been consolidated for procedural purposes and are being administered jointly as Case No. 09-50026 (REG) (the “Bankruptcy Cases”);
WHEREAS, on June 1, 2009, GM also filed a motion to approve the sale of substantially all of its assets pursuant to 11 U.S.C. § 363;
WHEREAS, as part of the sale of assets, GM excluded from the sale certain real property and personality it owned;

WHEREAS, on July 5, 2009, the Bankruptcy Court approved the sale of assets to NGMCO, Inc. (a/k/a Newco), now known as General Motors Company (“New GM”);
WHEREAS, following the sale of assets, GM was renamed Motors Liquidation Company (“MLC”), and has continued to own and manage the real property assets excluded from the sale to Newco;
WHEREAS, the United States of America (the “United States”), on behalf of the United States Environmental Protection Agency (“EPA”), and the State of Indiana, on behalf of the State of Indiana Department of Environmental Management (“IDEM”) (collectively, the “Governments”), contend that MLC is liable under the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”), 42 U.S.C. §§ 9601, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901, et seq., (“RCRA”), to comply with injunctive orders and for costs incurred and to be incurred by the Governments in response to releases and threats of releases of hazardous substances at or in connection with the Delphi E&E Management System Site on South Scatterfield Road, Anderson, Indiana (the “Priority Order Site”);
WHEREAS, the United States, on behalf of EPA, has filed a proof of claim in the Bankruptcy Cases (Claim No. 64064) (the “EPA Proof of Claim”) against MLC, which includes claims and protective claims regarding, inter alia, the Priority Order Site;
WHEREAS, Indiana, on behalf of Indiana Department of Environmental Management (“IDEM”), has filed a proof of claim in the Bankruptcy Cases (Claim No. 59181) (the “State Proof of Claim”) against MLC, regarding, inter alia, the Priority Order Site;
WHEREAS, the United States, acting on behalf of EPA, and Indiana, acting on behalf of IDEM, contend that on May 8, 2002, GM signed an Administrative Consent Agreement and Final Order under RCRA that required GM to perform the corrective measures determined by

EPA to be necessary to address the immediate health threats posed by hazardous substances in the soil and groundwater at the Priority Order Site;
WHEREAS, the United States, on behalf of EPA, contends that MLC is liable for injunctive obligations and claims set forth in the EPA Proof of Claim;
WHEREAS, the United States alleges in the EPA Proof of Claim that MLC’s injunctive obligations to comply with work requirements under court orders, environmental statutes, regulations, administrative orders, licenses, and permits were regulatory obligations that MLC was required to fulfill, including, but not limited to, the work requirements set forth in the Administrative Consent Agreement and Final Order;
WHEREAS, in the State Proof of Claim, Indiana alleges that MLC is obligated to reimburse Indiana for future response actions and costs to be incurred with respect to the Priority Order Site, plus interest;
WHEREAS, MLC does not admit all of the allegations in the EPA and State Proofs of Claim referenced above, but has concluded that further litigation or estimation proceedings are not in the best interests of the Debtors and their estates, and that this Scatterfield Settlement Agreement is an appropriate means of resolving these matters;
WHEREAS, the parties hereto wish to resolve the Governments’ claims and causes of action with respect to the Priority Order Site and address other issues relating to environmental matters as provided herein;
WHEREAS, the treatment of liabilities provided for herein represents a compromise of the contested positions of the parties and is entered into solely for purposes of this settlement, and the parties reserve their legal arguments as to any issues involved in other matters, including with respect to sites and properties other than the Priority Order Site included in the EPA Proof of Claim and the State Proof of Claim;

WHEREAS, on August 31, 2010, the Debtors filed a proposed joint chapter 11 Plan (as may be amended, the “Plan”) that incorporates this Scatterfield Settlement Agreement as a Priority Site Consent Decree and Settlement Agreement to be filed with the Bankruptcy Court;
WHEREAS, in the event that this Scatterfield Settlement Agreement is not approved by the Bankruptcy Court, the Parties reserve the right to propose that the cash payment provided for in Paragraph 4 be paid to the Cushion Funding Account as defined by the Environmental Response Trust Consent Decree and Settlement Agreement among Debtors, the Administrative Trustee, the United States, and Certain States, lodged October 20, 2010;
WHEREAS, in consideration of, and in exchange for, the promises and covenants herein, the United States, Indiana, and MLC agree to the terms and provisions of this Scatterfield Settlement Agreement;
WHEREAS, settlement of the matters governed by this Scatterfield Settlement Agreement is fair, equitable, and in the public interest and is an appropriate means of resolving these matters;

NOW, THEREFORE, without the admission of liability or the adjudication of any issue of fact or law, and upon the consent and agreement of the parties to this Scatterfield Settlement Agreement by their attorneys and authorized officials, it is hereby agreed as follows:
II.  DEFINITIONS
1.       Unless otherwise expressly provided herein, terms used in this Scatterfield Settlement Agreement that are defined in CERCLA or its regulations or in the Bankruptcy Code shall have the meaning assigned to them in CERCLA, its regulations, or the Bankruptcy Code.  Whenever terms listed below are used in this Settlement Agreement, the following definitions shall apply:
a.      “Allowed General Unsecured Claim” shall have the meaning set forth in the Plan of Liquidation.

b.      “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act 42 U.S.C. §§ 9601, et seq.
c.      “Claims” has the meaning provided in Section 101(5) of the Bankruptcy Code.
d.      “Confirmation Order” means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.
e.       “Debtors” means MLC, REALM, and ENCORE.
f.      “Effective Date” means the day on which the Plan becomes effective in accordance with its terms and the Bankruptcy Court’s order confirming the Plan.
g.      “Indiana” means the State of Indiana and all of its agencies, departments, and instrumentalities, including IDEM.
 h.      “Plan” means the joint chapter 11 Plan filed by the Debtors on August 31, 2010, as may be amended, supplemented, or modified from time to time in accordance with the provisions of the Bankruptcy Code and the terms thereof and incorporating this Scatterfield Settlement Agreement;
i.      “Priority Order Site” means the Delphi E&E Management Systems Site on Scatterfield Road in Anderson, Indiana.
j.      “RCRA” means the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901, et seq.
k.      “Scatterfield Settlement Agreement” means this Consent Decree and Settlement Agreement between the Debtors, the United States of America of behalf of EPA, and the State of Indiana.
l.      “Superfund” means the Hazardous Substances Superfund established pursuant to the Internal Revenue Code, 26 U.S.C. § 9507.

m.      “United States” means the United States of America and all of its agencies, departments, and instrumentalities, including EPA.
III.  JURISDICTION
2.       The Bankruptcy Court has jurisdiction over the subject matter hereof pursuant to 28 U.S.C. §§ 157, 1331, and 1334, and 42 U.S.C. §§ 9607 and 9613(b), as well as Article VIII of the Plan and the Confirmation Order.
IV.  PARTIES BOUND; SUCCESSION AND ASSIGNMENT
3.       This Scatterfield Settlement Agreement applies to, is binding upon, and shall inure to the benefit of the parties hereto, their legal successors, assigns, officers, directors, and employees in their respective capacities as such, and any trustee, examiner, or receiver appointed in the Bankruptcy Cases.
V.  PRIORITY ORDER SITE – CASH PAYMENT
4.       In settlement and satisfaction of the injunctive and other work obligations at issue in the Administrative Consent Agreement and Final Order and alleged in the EPA Proof of Claim and State Proof of Claim with respect to the Priority Order Site, MLC shall make a cash payment in the amount of $3,599,039 on the Effective Date to a trust as provided in Paragraph 6.  After MLC has made the payment of $3,599,039, the Debtors and their successors, assigns, officers, directors and employees in their respective capacities as such shall have no further role or residual interest with respect to the Priority Order Site other than as expressly provided in Paragraphs 14 through 16 of this Scatterfield Settlement Agreement, nor shall they have any further liability, duty or obligation in connection with the matters resolved in this Scatterfield Settlement Agreement, including all environmental claims and other environmental liabilities asserted in the EPA Proof of Claim and the State Proof of Claim, other than as expressly reserved in Paragraphs 14 through 16 of this Scatterfield Settlement Agreement.

VI.  DISTRIBUTION INSTRUCTIONS
5.           Cash distributions by MLC pursuant to Paragraph 4  shall be made in accordance with instructions provided to MLC by the Financial Litigation Unit of the United States Attorney’s Office for the Southern District of New York and shall reference Bankruptcy Case Number 09-50026 and DOJ File Number 90-11-3-09754.  MLC shall transmit written confirmation of such payment at the addresses specified in Paragraph 18.
6.           Trust Agreement.  The total cash distributions made by MLC pursuant to Paragraph 4 shall be deposited in a trust established pursuant to the requirements and in the format set forth at 40 C.F.R. Section 264.151(a)(1) and in accordance with a trust agreement approved by the United States.  The total cash distributions are to be retained and used by the trust to conduct or finance response actions approved by EPA at or in connection with the Priority Order Site and not for any other purpose, or, if no further response action is required, transferred by the trust to the Cushion Funding Account as defined by the Environmental Response Trust Consent Decree and Settlement Agreement among Debtors, the Administrative Trustee, the United States, and Certain States, lodged October 20, 2010.
7.            Treatment of Distributions.  None of the distributions made by MLC under this Scatterfield Settlement Agreement constitute, nor shall they be construed as, forfeitures, fines, or penalties (or payments in lieu thereof), and nothing herein is intended, or shall be construed, as an admission by MLC of any facts or any violation of law.  Notwithstanding the foregoing, MLC agrees to comply with all terms of this Scatterfield Settlement Agreement upon the Effective Date.

VII.  COVENANTS NOT TO SUE
8.       With respect to the Priority Order Site (including the releases of Hazardous Substances from any portion of the Priority Order Site and all areas affected by migration of such substances emanating from the Priority Order Site), and except as specifically provided in Section VIII (Reservation of Rights), upon the Effective Date, the United States, on behalf of EPA, and Indiana, on behalf of IDEM, covenant not to sue or assert any administrative or other civil claims or causes of action against Debtors under CERCLA, RCRA, and State environmental statutes, statutes, as well as any other environmental liabilities asserted in the EPA Proof of Claim or the State Proof of Claim.
9.       With respect to the Priority Order Site, except as specifically provided in Section VIII (Reservation of Rights), the EPA Proof of Claim and the State Proof of Claim shall be deemed satisfied in full in accordance with the terms of this Scatterfield Settlement Agreement, the Governments shall not be entitled to file any further claims under CERCLA, RCRA, or State environmental statutes, as well as any other environmental liabilities asserted in the Governments’ Proofs of Claim, whether unsecured, secured, administrative priority or otherwise, and the Governments shall not receive any other distributions in the Bankruptcy Cases on account of such claims.
10.       These covenants not to sue in Section VII (and the reservations thereto) shall also apply to Debtors’ successors, assigns, officers, directors, employees, and trustees, but only to the extent that the alleged liability of the successor or assign, officer, director, employee, or trustee of Debtors is based solely on its status as and in its capacity as a successor or assign, officer, director, employee, or trustee of Debtors.  For purposes of this Paragraph, New GM shall not be considered a successor or assign of Debtors.
11.       The covenants not to sue contained in this Scatterfield Settlement Agreement extend only to Debtors and the persons described in Paragraph 10 above and do not extend to any other person or entity.  Nothing in this Scatterfield Settlement Agreement is intended as a covenant not to sue any person or entity other than the Debtors, the United States, Indiana, and the persons or entities described in Paragraph 10.  Except as provided in Paragraph 10, the United States, Indiana, and Debtors expressly reserve all claims, demands, and causes of action either judicial or administrative, past, present or future, in law or equity, which the United States, Indiana, or Debtors may have against all other persons or entities, firms, corporations, entities, or predecessors of Debtors for any matter arising at or relating in any manner to the Priority Order Site and/or claims or causes of action addressed herein.
12.       Debtors covenant not to sue and agree not to assert claims or causes of action against the United States or Indiana with respect to the Priority Order Site, including but not limited to any direct or indirect claim for reimbursement from (i) the Superfund (established pursuant to the Internal Revenue Code, 26 U.S.C. § 9507) through CERCLA Sections 106(b)(2), 107, 111, 112, 113, 42 U.S.C. §§ 9606(b), 9607, 9611, 9612, 9613, or (ii) any other provision of federal or state law; any claims against the United States or Indiana, including any of their departments, agencies or instrumentalities pursuant to Section 107 or 113 of CERCLA, 42 U.S.C. §§ 9607, 9613, or State environmental statutes; and any claims arising out of the response activities at the Priority Order Site.  Nothing in this Scatterfield Settlement Agreement shall be construed to constitute preauthorization of a claim within the meaning of Section 111 of CERCLA, 42 U.S.C. § 9611 or 40 C.F.R. § 300.700(d), or State environmental statutes.
VIII.  RESERVATION OF RIGHTS
13.       The covenants not to sue set forth in Section VII do not apply to any matters other than those expressly specified therein.  The United States and Indiana reserve, and this Scatterfield Settlement Agreement is without prejudice to, all rights against Debtors or other persons or entities with respect to all matters other than those set forth in Section VII.  The United States and Indiana also specifically reserve all rights against Debtors with respect to:
(i)	any action to enforce their rights under this Scatterfield Settlement Agreement;

(ii)
any claim or cause of action for response costs and injunctive relief under CERCLA Sections 106 and 107, RCRA Sections 3008, 7002 and 7003 or state environmental law for future acts taken by the Debtors after the Effective Date that create liability under CERCLA, RCRA, or state law;

(iii)	criminal liability; and

(iv)	all rights with respect to any site that is not the Priority Order Site.

Debtors’ future acts creating liability under CERCLA, RCRA or state law do not include continuing releases related to Debtors’ conduct at the Priority Order Site prior to the Effective Date.  The United States and Indiana also reserve, and this Scatterfield Settlement Agreement is without prejudice to, any liability of Debtors’ successors, assigns, officers, directors, employees, and trustees for response costs and injunctive relief under CERCLA Section 106 and 107, RCRA Sections 7002 and 7003, and state laws for any future acts taken by any such respective entity after the Effective Date that create liability under CERCLA, RCRA or state law.  Future acts creating liability under CERCLA, RCRA, or state law do not include continuing releases related to such party’s conduct at the Priority Order Site prior to the Effective Date.
14.       Nothing in this Scatterfield Settlement Agreement shall be deemed to limit the authority of the Governments to take response action under Section 104 of CERCLA, 42 U.S.C. § 9604, or any other applicable federal or state law or regulation, or to alter the applicable legal principles governing judicial review of any action taken by the Governments pursuant to such authority.  Nothing in this Scatterfield Settlement Agreement shall be deemed to limit the information-gathering authority of the Governments under Sections 104 and 122 of CERCLA, 42

U.S.C. §§ 9604 and 9622, or any other applicable federal or state law or regulation, or to excuse Debtors from any disclosure or notification requirements imposed by CERCLA, RCRA, or any other applicable federal or state law or regulation.
15.       Except as provided in Paragraph 10, nothing in this Scatterfield Settlement Agreement shall be construed to create any rights in, or grant any cause of action to, any person or entity not a party to this agreement.  Except as provided in Paragraph 10, nothing in this Scatterfield Settlement Agreement diminishes the rights of the Governments, pursuant Section 113(f)(2) and (3) of CERCLA, 42 U.S.C. § 9613(f)(2)-(3), or State environmental statutes, to pursue any persons or entities not a party hereto to obtain additional response costs or response actions and to enter into settlements that give rise to contribution protection pursuant to Section 113(f)(2), or State environmental statutes.  Except as provided in Paragraph 10, the Governments expressly reserve all existing rights against all persons or entities not a party to this Scatterfield Settlement Agreement, including New GM.  MLC reserves all rights against all persons or entities not a party hereto, including the right to dispute claims filed by parties or entities other than the Governments with respect to the Priority Order Site.
IX.  CONTRIBUTION PROTECTION
16.       The parties hereto agree, and by approving this Scatterfield Settlement Agreement the Bankruptcy Court finds, that this settlement constitutes a judicially-approved settlement for purposes of Section 113(f)(2) of CERCLA, 42 U.S.C. § 9613(f)(2), and any analogous Indiana law, and that Debtors are entitled, as of the Agreement Effective Date, to protection from contribution actions or claims as provided by Section 113(f)(2) of CERCLA, 42 U.S.C. § 9613(f)(2), or as may be otherwise provided by law, for “matters addressed” in this Scatterfield Settlement Agreement.  The “matters addressed” in this Scatterfield Settlement Agreement, as that phrase is used in Section

113(f)(2) of CERCLA, 42 U.S.C. § 9613(f)(2), or any analogous Indiana law, include, without limitation, response costs incurred or to be incurred by EPA, Indiana, or potentially responsible parties or Claims with respect to the Priority Order Site.
17.       Debtors agree that with respect to any suit for contribution brought against them after the Scatterfield Settlement Agreement Effective Date for matters related to this Scatterfield Settlement Agreement, they will notify the United States within 15 business days of service of the complaint upon them.  In addition, in connection with such suit, Debtors shall notify the United States within 15 business days of service or receipt of any Motion for Summary Judgment and within 15 business days of receipt of any order from a court setting a case for trial (provided, however, that the failure to notify the United States pursuant to this Paragraph shall not in any way affect the protections afforded under Sections VII and VIII (Covenants Not to Sue and Reservation of Rights)).
X.  NOTICES AND SUBMISSIONS
18.       Whenever, under the terms of this Scatterfield Settlement Agreement, written notice is required to be given, or a report or other document is required to be sent by one party to another, it shall be directed to the individuals at the addresses specified below via U.S. certified mail, return receipt requested, unless those individuals or their successors give notice of a change of address to the other parties in writing.  All notices and submissions shall be considered effective upon receipt, unless otherwise provided.  Except as otherwise provided in this Scatterfield Settlement Agreement, written notice as specified herein shall constitute complete satisfaction of any written notice requirement in the Settlement Agreement with respect to the United States, Indiana, and MLC, REALM, and ENCORE, respectively.

The United States:

ROBERT G. DREHER
Assistant Attorney General
Environment and Natural Resources Division
U.S. Department of Justice
P.O. Box 7611
Ben Franklin Station
Washington, DC  20044
Ref. DOJ File No. 90-11-3-09754

DAVID S. JONES
NATALIE N. KUEHLER
Assistant United States Attorney
Office of the United States Attorney
     for the Southern District of New York
86 Chambers Street, Third Floor
New York, NY  10007

U.S. EPA:

CRAIG KAUFMAN
Attorney-Advisor
U.S. Environmental Protection Agency
Ariel Rios Building
1200 Pennsylvania Avenue, NW
Washington, DC  20460

JEFF CAHN
U.S. Environmental Protection Agency
Region 5, C-14J
77 West Jackson Boulevard
Chicago, Illinois 60604

The State of Indiana:

TIMOTHY J. JUNK
Deputy Attorney General
Atty. No. 5587-02
Office of the Attorney General
Indiana Government Center South, Fifth Floor
302 West Washington Street
Indianapolis, IN 46204

MLC, REALM, and ENCORE:

TED STENGER
Executive Vice President
Motors Liquidation Company, as agent for
    each of the foregoing entities,
500 Renaissance Center, Suite 1400
Detroit, MI  48243

DAVID R. BERZ
Weil, Gotshal & Manges LLP
Attorneys for Debtors and Debtors in Possession
1300 Eye Street, NW, Suite 900
Washington, D.C.  20005

XI.  PUBLIC COMMENT
19.           This Scatterfield Settlement Agreement will be subject to a public comment period following notice published in the Federal Register and notice under any applicable state law providing for public comment, which may take place concurrent with the judicial approval process under Paragraph 20 hereof.  The United States reserves the right to withdraw or withhold its consent if the public comments regarding the Scatterfield Settlement Agreement disclose facts or considerations that indicate that this Scatterfield Settlement Agreement is inappropriate, improper, or inadequate.  The United States will promptly provide Debtors copies of any public comments received during the public comment period.  At the conclusion of the public comment period, the United States will provide the Bankruptcy Court with copies of any public comments and its response thereto.  If the United States withdraws or withholds its consent to the Scatterfield Settlement Agreement prior to the Effective Date, this Scatterfield Settlement

Agreement shall be void and have no further force and effect.  Any changes, revisions or amendments to the Scatterfield Settlement Agreement in response to public comment are subject to the approval of all Parties.
XII.  JUDICIAL APPROVAL
20.           The settlement reflected in this Scatterfield Settlement Agreement shall be subject to approval by the Bankruptcy Court pursuant to Bankruptcy Rule 9019.  Debtors shall move promptly for court approval of this Scatterfield Settlement Agreement and shall exercise commercially reasonable efforts to obtain such approval.
XIII.  PLAN
21.           The Debtors shall incorporate this Scatterfield Settlement Agreement into the Plan by reference and approval of this Scatterfield Settlement Agreement shall be a condition precedent to confirmation of the Plan.  The Debtors shall not file a Plan or amend the Plan in a manner inconsistent with the terms and provisions of this Scatterfield Settlement Agreement, take any other action in the Bankruptcy Cases that is inconsistent with the terms and provisions of this Scatterfield Settlement Agreement, or propose terms for any order confirming the Plan that are inconsistent with this Scatterfield Settlement Agreement.  The Governments shall not oppose any term or provision of the Plan or an order confirming the Plan that is addressed by and is consistent with this Scatterfield Settlement Agreement.  The Parties reserve all other rights or defenses that they may have with respect to the Plan.  In the event of any inconsistency between the Plan, any order confirming the Plan, and this Scatterfield Settlement Agreement, the terms of this Scatterfield Settlement Agreement shall control.
XIV.           RETENTION OF JURISDICTION

22.           The Bankruptcy Court shall retain jurisdiction over both the subject matter of this Scatterfield Settlement Agreement and the parties hereto, for the duration of the performance of the terms and provisions of this Scatterfield Settlement Agreement for the purpose of enabling any of the parties to apply to the Bankruptcy Court at any time for such further order, direction and relief as may be necessary or appropriate for the construction or interpretation of this Scatterfield Settlement Agreement, or to effectuate or enforce compliance with its terms.
XV.           EFFECTIVENESS OF SETTLEMENT AGREEMENT
23.           This Scatterfield Settlement Agreement shall be effective after the close of the public comment period in accordance with Paragraph 19, approval by the Bankruptcy Court pursuant to Paragraph 20, and upon the Effective Date of the Debtor’s Plan incorporating this Scatterfield Settlement Agreement.
XVI.            SIGNATORIES/SERVICES
24.           The signatories for the parties each certify that he or she is authorized to enter into the terms and conditions of this Scatterfield Settlement Agreement and to execute and bind legally such party to this document.

[REMAINDER OF THE PAGE LEFT BLANK]

THE UNDERSIGNED PARTIES ENTER INTO THIS SETTLEMENT AGREEMENT:

FOR THE UNITED STATES:	PREET BHARARA
United States Attorney for the
Southern District of New York

/s/ Robert G. Dreher		/s/ Natalie N. Kuehler
Robert G. Dreher		David S. Jones
Acting Assistant Attorney General		Natalie N. Kuehler
Environment and Natural Resources		Assistant U.S. Attorneys
Division		86 Chambers St., 3rd Floor
U.S. Department of Justice		New York, NY 10007

Date:	12/13/10	Date:	12/16/10

/s/
Alan S. Tenenbaum
National Bankruptcy Coordinator
Patrick Casey
Senior Counsel
Environment and Natural Resources Division
Environmental Enforcement Section
U.S. Department of Justice

Date:	12/14/10

/s/ Cynthia Giles
Cynthia Giles
Assistant Administrator
Office of Enforcement and Compliance
Assurance
U.S. Environmental Protection Agency

Date:	11/17/10

State of Indiana’s Signature Page for
CONSENT DECREE AND SETTLEMENT AGREEMENT

Between the

MOTORS LIQUIDATION CORPORATION, THE UNITED STATES, and THE STATE
OF INDIANA

Indiana Department of			Gregory F. Zoeller,
Environmental Management			Attorney General of Indiana
Atty. No. 1958-98

By:	/s/ Thomas W. Easterly	By:	/s/ Patricia Orloff Erdman
	Thomas W. Easterly		Patricia Orloff Erdman
	Commissioner		Chief COunsel for Litigation
Atty No. 17664-49A
Ind. Dept. of Environmental Mgmt
100 North Senate Avenue
MC 50-01, ICGN 1301
		By:	/s/ Timothy J. Junk
Timothy J. Junk
Deputy Attorney General
Atty. No. 5587-02

Office of the Attorney General
Indiana Government Center South,
Fifth Floor
302 West Washington Street
Indianapolis, IN 46204

Date:	November 15, 2010

FOR MLC, REALM, AND ENCORE:

Date:	/s/ Ted Stenger
Ted Stenger
Executive Vice President
Motors Liquidation Company, as agent for each of the foregoing entities,
500 Renaissance Center, Suite 1400
Detroit, MI 48243
Tel.: (313) 486-4044
Fax: (313) 486-4259
Email: tstenger@alixpartners.com

Date:	/s/ James M. Redwine
James M. Redwine
Vice President of Environmental Affairs
Motors Liquidation Company, as agent for each of the foregoing entities

Date:	12/6/10	/s/ David R. Berz
David R. Berz
Weil, Gotshal & Manges LLP
Attorneys for Debtors and Debtors in Possession
1300 Eye Street, NW, Suite 900
Washington, D.C. 20005
Tel.: (202) 682-7000
Fax: (202) 857-0939
Email: david.berz@weil.com